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                                                                 Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement for the Heska Corporation 1997 Stock Incentive Plan of our report dated January 16, 1998, included in Heska Corporation's Form S-1 Registration Statement (File No. 333-44835).


                                             /s/ ARTHUR ANDERSEN LLP


Denver, Colorado
February 26, 1998